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EXHIBIT 4.1


NUMBER                                                 SHARES
        INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

                 ADVANCED BIOTHERAPY CONCEPTS, INC.

       Authorized 50,000,000 Common Shares, par value $0.001 Each

This Certifies that

is the registed owner of

Shares
                ADVANCED BIOTHERAPY CONCEPTS, INC.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this _____ day of _______________, ____ A.D.


____________________          Seal      _________________________
Secretary                               President
























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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT - __________(Cust.) Custodian for
                    ________(Minor)
                   Under Uniform Gifts to Minors
                    Act of ____________________ (State)
Additional abbreviations may also be used though not in the above list.

For the value received _____________ hereby sell, assign and transfer until

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE
[               ]
Please print or type name and address of assignee
________________________________________
________________________________________
________________________________________ Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________
Attorney to transfer the said stock on the books of the within named Corporation, with full power of substitution in the premises.

Dated _____________ ______

                              __________________________________

In presence of

______________________________

NOTICE:   The signature to this assignment must correspond with
the name as written upon the face of the certificate in every particular, without alteration or enlargement, or any change whatever.